GMS-SUP-1 080813
Summary and Statutory Prospectus and Statement of Additional Information Supplement dated August 8, 2013
The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses and Statement of Additional Information for Class H1 shares of the Fund listed below:
Invesco Global Markets Strategy Fund
At a recent meeting of the Board of Trustees of Invesco Global Markets Strategy Fund (the “Fund”), the Board unanimously approved a Plan of Recapitalization pursuant to which Class H1 shares of the Fund will convert into Class Y shares of the Fund (the “Recapitalization”). As a result of the Recapitalization, shareholders of the Fund will receive Class Y shares of the Fund in exchange for their Class H1 shares of the Fund with an aggregate net asset value equal to the aggregate net asset value of the Class H1 shares so exchanged, and Class H1 shares will cease operations.
The Recapitalization is expected to occur on or about August 28, 2013 (the “Conversion Date”). It is anticipated that the Recapitalization will be a tax-free event for shareholders of the Fund.
Effective as of the Conversion Date, all references to Class H1 shares of the Fund in the prospectuses and statement of additional information are hereby deleted.
GMS-SUP-1 080813